SouthernSun Small Cap Fund

a Series of Northern Lights Fund Trust

Investor Class shares

Institutional Class shares

Supplement dated November 7, 2008,
to the Prospectus of each share class dated November 7, 2008.

Important Notice Regarding Change in Investment Policy

The Fund intends to change its definition of smaller capitalization or small cap for purposes of its principal investment strategies.  The Fund is required to provide 60 days’ notice to shareholders of this change.  Effective January 12, 2009, the third paragraph under the section entitled Principal Investment Strategies in each Prospectus is deleted and replaced by the following.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose stock market capitalizations (share price multiplied by the number of shares outstanding) at time of initial purchase are considered small cap.  Currently, a company is considered a small cap if its market capitalization at the time of purchase is within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data).  This capitalization range will change over time.  As of September 30, 2008 the range of this index was $11 million to $8.7 billion.

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You should read this Supplement in conjunction with each share class Prospectus dated November 7, 2008 and the Statement of Additional Information, dated November 7, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-672-3863.

Please retain this Supplement for future reference.